EXHIBIT 10.9
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                               SECURITY AGREEMENT

           This SECURITY AGREEMENT ("Agreement") is made as of this June 4, 2002, by and between LocatePLUS Holdings Corporation, a Delaware corporation with a principal place of business located at 100 Cummings Center, Suite 235M, Beverly, Massachusetts 01915 ("Debtor"), and Gemstone Investment Company, Inc., a resident residing at 320 Main Street, Worcester, Massachusetts 01608 ("Secured Party").

           WHEREAS, pursuant to a Loan Agreement of even date herewith, Debtor executed a Promissory Note (the "Note") as of the date hereof evidencing a loan from the Secured Party as set forth in the Note (the "Secured Obligation"); and

           WHEREAS, Debtor is the owner of the Pledged Collateral (as defined in Section 1); and

           WHEREAS, Secured Party's willingness to extend said Loan to Debtor was subject to the condition that Debtor execute and deliver this Security Agreement to secure the Loan.

           NOW, THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Debtor and Secured Party agree as follows:

           SECTION 1.GRANT OF SECURITY INTERESTS. As security for the prompt and complete payment and performance when due of all the Secured Obligations, Debtor hereby pledges, assigns, transfers and grants to Secured Party a continuing security interest in and to all of the following property (collectively, the "Pledged Collateral"): all of the right, title and interest of Debtor in, to and under (I) all Receivables (as defined in Section 17 of this Agreement) now existing or hereafter arising from time to time; (II) all Inventory (as defined in Section 17) now existing or hereafter acquired from time to time; (III) all books, records, ledgers, print-outs, file materials and other papers containing information relating to Receivables and any account debtors in respect thereof, together with all Contracts (as defined in Section 17) now existing or hereafter arising from time to time; (IV) all Equipment (as defined in Section 17) now existing or hereafter acquired from time to time; (V) all Intangibles (as defined in Section 17) now existing or hereafter acquired from time to time;
(VI) all Investment Property (as defined in Section 17) now existing or hereafter acquired from time to time; (VII) all Insurance Policies (as defined in Section 17) now existing or hereafter acquired from time to time; (VIII) all Licenses (as defined in Section 17) now existing or hereafter arising from time to time; and (IX) any and all other property of the Debtor of every name and nature which from time to time after the date hereof, by delivery or by writing of any kind for the purposes hereof, shall have been conveyed, mortgaged, pledged, assigned or transferred by Debtor or by anyone on its behalf or with its consent to the Secured Party, as and for additional security for the payment of the Secured Obligation; and all Proceeds of any and all of the foregoing.

           SECTION 2. SECURED OBLIGATION. This Security Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment and performance in full when due, whether at stated maturity, by acceleration pursuant to the terms of the Note or otherwise (including, without limitation, the payment of interest and other amounts which would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of the Bankruptcy Code) of all obligations of the Debtor now or hereafter arising under or in respect of the Note or this Security Agreement (including, without limitation, the Debtor's obligation to pay principal and interest and all other charges, fees, expenses, commissions, reimbursements, indemnities and other payments related to or in respect of the obligations contained in the Note or this Security Agreement).

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           SECTION 3. NO RELEASE. Nothing set forth in this Security Agreement shall relieve the Debtor from the performance of any term, covenant, condition or agreement on the Debtor's part to be performed or observed under or in respect of any of the Pledged Collateral, or from any liability to any Person under or in respect of any of the Pledged Collateral, or impose any obligation on the Secured Party to perform or observe any such term, covenant, condition or agreement on the Debtor's part to be so performed or observed, or shall impose any liability on the Secured Party for any act or omission on the part of the Debtor relating thereto, or for any breach of any representation or warranty on the part of the Debtor contained in this Security Agreement or the Note, or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of the Debtor contained in this Section 3 shall survive the termination of this Security Agreement and the discharge of the Debtor's other obligations hereunder and under the Note.

           SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Debtor covenants as follows:


                     (A) NECESSARY FILINGS. The Debtor shall deliver to Secured Party such documents, or shall make such filings, endorse such certificates or otherwise do such things necessary or appropriate to perfect the security interest of Secured Party with respect to the Pledged Collateral under the provisions of the applicable law (including, without limitation, the Uniform Commercial Code) as in effect in Massachusetts or such other jurisdiction where such Pledged Collateral is located.

                     (B) LOCATION OF INVENTORY. All Inventory now held or subsequently acquired by the Debtor shall be located and remain on property or premises owned, rented and/or leased by the Debtor on the date hereof, except for Inventory in transit in the ordinary course of business to such locations, or such new location as Debtor may establish if (I) Debtor shall have given to Secured Party at least 45 days prior written notice of such intention, clearly describing such new location and providing such other information in connection therewith as Secured Party may request; and (II) with respect to such new locations, the Debtor shall have taken all action satisfactory to Secured Party to maintain the perfection and proof of the security interest in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of any landlord's or warehouseman's liens with respect to such new location and amending this Security Agreement accordingly.

                     (C) LOCATION OF EQUIPMENT. All Equipment held on the date hereof by the Debtor shall be located on property or premises owned, leased and/or rented by the Debtor on the date hereof, except that Equipment may be removed from these locations solely for the purpose of performing repairs to such Equipment; PROVIDED that (I) immediately upon completion of the repair work, such Equipment shall be returned to said property and or premises; and (II) the aggregate value of all Equipment not located on said property or premises at any one time shall not exceed $50,000. All Equipment now held or subsequently acquired shall be kept on property or premises owned, leased or rented by Debtor as of the date hereof, or such new location as the Debtor may establish if (I) Debtor shall have given to the Secured Party at least 45 days prior written notice of such intention, clearly describing such new location and providing such

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           other information in connection therewith as Secured Party may request; and (II) with respect to such new location, Debtor shall have taken all action satisfactory to Secured Party to maintain the perfection and proof of the security interest of Secured Party in the Pledged Collateral intended to be granted hereby, including, without limitation, obtaining waivers of any landlord's or warehouseman's liens with respect to such new location and amending this Security Agreement accordingly.

           SECTION 5. ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS OF DEBTOR. The Debtor hereby repeats each of the representations and warranties made by the Debtor and contained or incorporated by reference in the Note as fully as if each such representation and warranty were expressly set forth herein and expressly made herein by the Debtor on and as of the date hereof, each such representation and warranty being incorporated in this Security Agreement by reference MUTATIS MUTANDIS.

           SECTION 6. SPECIAL PROVISIONS CONCERNING RECEIVABLES.

                     (A) SPECIAL REPRESENTATIONS AND WARRANTIES. As of the time when each of its Receivables arises, Debtor shall be deemed to have represented and warranted that such Receivable and all records, papers and documents relating thereto: (I) are genuine and in all material respects what they purport to be, (II) represent the legal, valid and binding obligation of the account debtor evidencing indebtedness unpaid and owed by such account debtor arising out of the performance of labor or services or the sale or lease and delivery of the merchandise listed therein, or both, (III) will, except for the original or duplicate original invoice sent to a purchaser evidencing such purchaser's account, be the only original writings evidencing and embodying such obligation of the account debtor named therein, (IV) constitute and evidence true and valid obligations, enforceable in accordance with their respective terms, except as the binding nature thereof may be limited by applicable bankruptcy, insolvency, reorganization or moratorium or other similar laws from time to time in effect affecting the enforcement of creditors' rights and remedies generally and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity), and (V) in all material respects are in compliance and conform with all applicable federal, state and local laws and applicable laws of any relevant foreign jurisdiction.

                     (B) MAINTENANCE OF RECORDS. Debtor shall keep and maintain at its own cost and expense satisfactory and complete records of each Receivable, in a manner consistent with prudent business practices, for at least three years from the date on which such Receivable comes into existence, including, without limitation, records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto, and Debtor shall make the same available to Secured Party for inspection, at Debtor's own cost and expense, at any and all reasonable times upon demand. Upon the occurrence and during the continuance of an Event of Default (as defined in Section 3 of the Loan Agreement), Debtor shall, at its own cost and expense, deliver all tangible evidence of Receivables (including, without limitation, all documents evidencing Receivables) and such books and records to Secured Party or to its representatives (copies of which evidence and books and records may be retained by Debtor) at any time upon Secured Party's demand. Upon the occurrence and during the continuance of an Event of Default, Secured Party may transfer a full and complete copy of Debtor's books, records, credit information, reports, memoranda and all other writings

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           relating to the Receivables to and for the use by any Person that has acquired or is contemplating acquisition of an interest in the Receivables or Secured Party's security interest therein without the consent of Debtor.

                     (C) LEGEND. Debtor shall legend, in form and manner satisfactory to Secured Party, the Receivables and other books, records and documents of Debtor evidencing or pertaining to the Receivables with an appropriate reference to the fact that the Receivables have been assigned to Secured Party and that Secured Party has a security interest therein.

                     (D) MODIFICATION OF TERMS, ETC. Subject to the provisions of Section 6(e), Debtor shall not rescind or cancel any indebtedness evidenced by any Receivable or modify any term thereof or make any adjustment with respect thereto, or extend or renew any such indebtedness, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Receivable or interest therein, without the prior written consent of the Secured Party. Debtor shall timely fulfill in all material respects all obligations on its part to be fulfilled under or in connection with the Receivables.

                     (E) COLLECTION. Debtor shall take all commercially reasonable actions to cause to be collected from the account debtor of each of the Receivables, as and when due (including, without limitation, Receivables that are delinquent, such Receivables to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Receivable, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Receivable, except that Debtor may allow in the ordinary course of business (I) a refund or credit due as a result of returned or damaged or defective merchandise and (II) so long as no Event of Default shall exist and be continuing, such extensions of time to pay amounts due in respect of Receivables and such other modifications or payment terms or settlements in respect of Receivables as shall be commercially reasonable in the circumstances, all in accordance with Debtor's ordinary course of business consistent with its collection practices as in effect from time to time. The costs and expenses (including, without limitation, attorneys' fees and the allocated costs of internal counsel) of collection, whether incurred by Debtor or Secured Party, shall be paid by Debtor. The Secured Party shall have the right at any time to notify an account debtor or the obligor on any insurance with respect to a Receivable of the security interest herein and to make payment directly to the Secured Party.

           SECTION 7. PROVISIONS CONCERNING ALL PLEDGED COLLATERAL.

                     (A) PROTECTION OF SECURED PARTY'S SECURITY. Debtor shall not take any action that impairs the rights of Secured Party in the Pledged Collateral. Debtor shall at all times keep the Inventory and Equipment insured in favor of Secured Party, at the Debtors' own expense, to Secured Party's reasonable satisfaction against fire, theft and all other risks to which the Pledged Collateral may be subject, in such amounts (but in no event greater than the replacement cost thereof) and with such deductibles as would be maintained by operators of businesses similar to the business of Debtor or as Secured Party may otherwise require. Each policy or certificate with respect to such insurance shall be endorsed to Secured Party's satisfaction for the benefit of Secured Party (including, without limitation, by naming Secured Party as an additional named insured or an additional loss payee as Secured Party may request) and such policy or

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           certificate shall be delivered to Secured Party. Each such policy shall state that it cannot be cancelled without 30 days' prior written notice to Secured Party. At least 30 days prior to the expiration of any such policy of insurance, Debtor shall deliver to Secured Party an extension or renewal policy or an insurance certificate evidencing renewal or extension of such policy. If Debtor shall fail to insure such Pledged Collateral to Secured Party's reasonable satisfaction or if Debtor shall fail to so endorse and deposit, or to extend or renew, all such insurance policies or certificates with respect thereto, Secured Party shall have the right (but shall be under no obligation) to advance funds to procure or renew or extend such insurance and Debtor agrees to reimburse Secured Party for all costs and expenses thereof, with interest on all such funds from the date advanced, at the highest rate then payable under the Note. Except to the extent such proceeds are used to repair, replace or improve damaged Equipment as provided in Section 7(h), Secured Party may apply any proceeds of such insurance when received by it toward the payment of any of the Secured Obligations in such order as Secured Party shall determine.

                     (B) MAINTENANCE OF EQUIPMENT. Debtor shall cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and to the extent consistent with past business practice in accordance with any manufacturer's manual, and shall forthwith, or in the case of any loss or damage which (individually or in the aggregate) exceeds $100,000 to any of the Equipment (of which prompt notice shall be given to the Secured Party), as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end.

                     (C) PAYMENT OF TAXES; CLAIMS. Debtor shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Pledged Collateral.

                     (D) FURTHER ACTIONS. Debtor shall, at its own expense, make, execute, endorse, acknowledge, file and/or deliver to Secured Party from time to time such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments and take such further steps relating to the Pledged Collateral and other property or rights covered by the security interest hereby granted, which Secured Party deems appropriate or advisable to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral and to perfect, preserve or protect the security interest in the Pledged Collateral created by this Agreement.

                     (E) FINANCING STATEMENTS. Debtor shall sign and deliver to Secured Party such financing and continuation statements, in form acceptable to Secured Party, as may from time to time, be rehired to continue and maintain a valid, enforceable, security interest in the Pledged Collateral as provided herein and the other rights, as against third parties, provided hereby, all in accordance with the Uniform Commercial Code as

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           enacted in any and all relevant jurisdictions or any other relevant law. Debtor shall pay any applicable filing fees and other expenses related to the filing of such financing and continuation statements. Debtor authorizes Secured Party to file any such financing or continuation statements without the signature of Debtor.

                     (F) WAREHOUSE RECEIPTS NON-NEGOTIABLE. If any warehouse receipt or receipt in the nature of a warehouse receipt is issued with respect to any of the Inventory, Debtor shall not permit such warehouse receipt or receipt in the nature thereof to be "negotiable" (as such term is used in Section 7-104 of the Code or under other relevant law).
                     (G) LICENSES. Debtor will not sell, license, amend or permit the amendment of any of the Licenses in any manner adverse to the interests of the Secured Party without the prior written consent of the Secured Party.

                     (H) NO PROHIBITION. Nothing in this Section 7 shall be deemed to prohibit (I) the sale of Inventory and the collection of Receivables by Debtor in the ordinary course of business, or (II) the disposition and replacement of obsolete assets.

           SECTION 8. REASONABLE CARE. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which Secured Party, in its individual capacity, accords its own property, it being understood that Secured Party shall not have responsibility for taking any necessary steps to preserve rights against any Person with respect to any Pledged Collateral.

           SECTION 9. REMEDIES.

                     (A) OBTAINING THE PLEDGED COLLATERAL UPON EVENT OF DEFAULT. If any Event of Default shall have occurred and be continuing, then and in every such case, the Secured Party may, at any time or from time to time during the continuance of such Event of Default:

                             (I) Personally, or by agents or attorneys,
                   immediately take possession of the Pledged Collateral or any part thereof, from Debtor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon Debtor's premises where any of the Pledged Collateral is located and remove such Pledged Collateral, and use in connection with such removal any and all services, supplies, aids and other facilities of Debtor;

                             (II) Instruct the obligor or obligors on any
                   agreement, instrument or other obligation (including, without limitation, the Receivables) constituting the Pledged Collateral, to make any payment required by the terms of such instrument or agreement directly to Secured Party; PROVIDED, HOWEVER, in the event that any such payments are made directly to Debtor, Debtor shall hold such payments in trust and shall segregate all amounts received pursuant thereto in a separate account and pay the same promptly to Secured Party;

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                             (III) Sell, assign or otherwise liquidate, or
                   direct Debtor to sell, assign or otherwise liquidate the Pledged Collateral, or any part thereof, and take possession of the proceeds of any such sale, assignment or liquidation;

                             (IV) Take possession of the Pledged Collateral, or
                   any part thereof, by directing Debtor in writing to deliver the same to Secured Party at any place or places designated by Secured Party, in which event Debtor shall at its own expense:

                                        (A) forthwith cause the same to be moved
                             to the place or places so designated by Secured Party and there delivered to Secured Party;

                                        (B) store and keep any Pledged
                             Collateral so delivered to Secured Party at such place or places pending further action by Secured Party as provided in Section 9(b); and

                                        (C) while the Pledged Collateral shall
                             be so stored and kept, provide such guards and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Debtor's obligation to deliver the Pledged Collateral is of the essence of this Agreement. Upon application to a court of equity having jurisdiction, Secured Party shall be entitled to a decree requiring specific performance by the Debtor of such obligation.

                     (B) DISPOSITION OF THE PLEDGED COLLATERAL.

                               (I) Upon the occurrence and during the
                     continuance of an Event of Default, the Secured Party may, from time to time, exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party under the Uniform Commercial Code at the time of an event of default, and the Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale , at any exchange, broker's board or at any of the Secured Party's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Secured Party may deem commercially reasonable. The Secured Party may be the purchaser of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at such sale, to use and apply any of the Secured Obligations owed to such Person as a credit on account of the purchase price of any Pledged Collateral payable by such Person at such sale. Each purchaser at any such sale shall acquire the property sold free from any claim or right on the part of Debtor and Debtor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay or appraisal hereafter enacted. The Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made

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                     at the time and place to which it was so adjourned. Debtor hereby waives, to the fullest extent permitted by law, any claims against the Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

                               (II) Debtor agrees that, to the extent notice of
                     sale shall be required by law, 10 days' notice from Secured Party of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to Debtor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition. In addition to the rights and remedies provided in this Agreement and in the Note, Secured Party shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

                     (C) WAIVER OF CLAIMS. Except as otherwise provided herein, Debtor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with Secured Party's taking possession, or Secured Party's disposition of any of the Pledged Collateral, including, without limitation, any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which Debtor would otherwise have under law, and Debtor hereby further waives to the extent permitted by applicable law: (I) all damages, occasioned by such taking of possession; (II) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of Secured Party's rights hereunder; and (III) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all rights, title, interest, claim and demand, either at law or in equity, of Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against Debtor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or a thereof, from, through or under Debtor.

           SECTION 10. APPLICATION OF PROCEEDS. The proceeds of any Pledged Collateral obtained pursuant to the exercise of any remedy set forth in Section 9 shall be applied, together with any other sums then held by Secured Party pursuant to this Agreement, promptly by Secured Party:

                     FIRST, to the payment of all costs and expenses, fees, commissions and taxes of such sale, collection or other realization, including, without limitation, reasonable compensation to the Secured Party and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Secured Party in connection therewith, together with interest on each such amount at the highest rate then in effect under the Note;

                     SECOND, to the indefeasible payment in full in cash of the Secured Obligations, ratably according to the unpaid amounts thereof, without preference or priority of any kind among amounts so due and payable ; and

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                     THIRD, to Debtor, or its successors or assigns, or to
           whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

           SECTION 11. EXPENSES. Debtor will upon demand pay to Secured Party the amount of any and all reasonable expenses, including the fees and expenses of its counsel and the allocated fees and expenses of staff counsel and the fees and expenses of any experts and agents, which Secured Party may incur in connection with (I) the collection of the Secured Obligations, (II) the administration of this Agreement, (III) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (IV) the exercise or enforcement of any of the rights of Secured Party hereunder, or (V) the failure by Debtor to perform or observe any of the provisions hereof. All amounts payable by Debtor under this Section 11 shall be due upon demand and shall be part of the Secured Obligations. Debtor's obligations under this Section shall survive the termination of this Agreement and the discharge of Debtor's other obligations hereunder.

           SECTION 12. NO WAIVER: CUMULATIVE REMEDIES.

                     (A) No failure on the part of Secured Party to exercise, no course of dealing with respect to, and no delay on the part of Secured Party in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single orpartial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

                     (B) In the event Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to Secured Party, then and in every such case, Debtor and Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of Secured Party shall continue as if no such proceeding had been instituted.

           SECTION 13. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. If Debtor shall fail to do any act or thing that it has covenanted to do hereunder or if any warranty on the part of Debtor contained herein shall be breached, Secured Party may (but shall not be obligated to) do the same or cause it to be done, or may remedy any such breach, and may expend funds for such purpose. Any and all amounts so expended by Secured Party shall be paid by Debtor promptly upon demand therefor, with interest at the highest rate then in effect under the Note during the period from and including the date on which such funds were so expended to the date of repayment. Debtor's obligations under this Section 13 shall survive the termination of this Agreement and the discharge and Debtor's other obligations hereunder. Debtor hereby appoints Secured Party its attorney-in-fact with an interest, with full authority in the place and stead of Debtor and in the name of Debtor, or otherwise, from time to time in Secured Party's discretion, to take any action and to execute any instrument consistent with the terms of this Agreement and the Note which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term of this Agreement. Debtor hereby ratifies all that such attorney shall lawfully do or cause to do be done by virtue hereof.

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           SECTION 14. INDEMNITY.

                     (A) INDEMNITY. Debtor agrees to indemnify, reimburse and hold Secured Party and its respective successors, assigns, employees, agents, attorneys and servants (collectively, "Indemnitees") harmless from and against any and all liabilities, obligations, damages, injuries, penalties, claims, demands, actions, suits, judgments and any and all costs and expenses (including, without limitation, attorneys' fees and expenses and the allocated costs of internal counsel) of whatsoever kind and nature imposed on, asserted against or incurred by any of the Indemnitees in any way relating to or arising out of this Agreement or the Note or in any other way connected with the administration of the transactions contemplated hereby or the enforcement of any of the terms hereof, or the preservation of any rights hereunder, or in any way relating to or arising out of the manufacture, processing, ownership, ordering, purchase, delivery, control, acceptance, lease, financing, possession, operation, condition, sale, return or other disposition, or use of the Pledged Collateral (including, without limitation, latent or other defects, whether or not discoverable), the violation of the laws of any country, state or other governmental body or unit, any tort (including, without limitation, claims arising or imposed under the doctrine of strict liability, or for or on account of injury to or the death of any Person (including any Indemnitee)), or property damage, or contract claim; PROVIDED, that Debtor shall have no obligation to an Indemnitee hereunder to the extent it is judicially determined by a final order or decree that such indemnified liabilities arise solely from the gross negligence or willful misconduct of that Indemnitee. Upon written notice by any Indemnitee of the assertion of such a liability, obligation, damage, injury, penalty, claim, demand, action, judgement or suit, Debtor shall assume full responsibility for the defense thereof. If any action, suit or proceeding arising from any of the foregoing is brought against any Indemnitee, Debtor shall, if requested by such Indemnitee, resist and defend such action, suit or proceeding or cause the same to be resisted and defended by counsel reasonably satisfactory to such Indemnitee. Each Indemnitee shall, unless any other Indemnitee has made the request described in the preceding sentence and such request has been complied with, have the right to employ its own counsel (or internal counsel) to investigate and control the defense of any matter covered by the indemnity set forth in this Section 14, and the fees and expenses of such counsel shall be paid by Debtor; PROVIDED that, only to the extent no conflict exists between or among the Indemnitees as reasonably determined by the Indemnitees, Debtor shall not be obligated to pay the fees and expenses of more than one counsel for all Indemnitees as a group with respect to any such matter, action, suit or proceeding.

                     (B) MISREPRESENTATIONS. Without limiting the application of subsection 14(a), Debtor agrees to pay, indemnify and hold each Indemnitee harmless from and against any loss, costs, damages and expenses which such Indemnitee may suffer, expend or incur in consequence of or growing out of any misrepresentation by Debtor in this Agreement or the Note or in any statement or writing contemplated by or made or delivered pursuant to or in connection with this Agreement or the Note.

                     (C) CONTRIBUTION. If and to the extent that the obligations of Debtor under this Section 14 are unenforceable for any reason, Debtor hereby agrees to make the

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           maximum contribution to the payment and satisfaction of such obligations that is permissible under applicable law.

                     (D) SURVIVAL. The obligations of Debtor contained in this
           Section 14 shall survive the termination of this Agreement and the discharge of Debtor's other obligations hereunder and under the Note.

                     (E) REIMBURSEMENT. Any amounts paid by an Indemnitee as to which such Indemnitee has the right to reimbursement shall constitute Secured Obligations secured by the Pledged Collateral.

           SECTION 15. MODIFICATIONS IN WRITING. No amendment, modification, supplement, termination or waiver of or to any provision of this Agreement, nor consent to any departure by Debtor therefrom, shall be effective unless the same shall be in writing and signed by the Secured Party. Any amendment, modification or supplement of or to any provision of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure by Debtor from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or the Note, no notice to or demand on Debtor in any case shall entitle Debtor to any other or further notice or demand in similar or other circumstances.

           SECTION 16. TERMINATION; RELEASE. When all the Secured Obligations (other than Secured Obligations in the nature of continuing indemnitees or expense reimbursement obligations not yet due and payable) have been indefeasibly paid in full and have been terminated, the commitments of the Secured Party to make any loan or issue any letter of credit, and all letters of credit issued under the Note have expired, this Agreement shall terminate. Upon termination of this Agreement or any release of Pledged Collateral in accordance with the provisions of the Note, Secured Party shall, upon the request and at the expense of Debtor, forthwith assign, transfer and deliver to Debtor, against receipt and without recourse to or warranty by Secured Party, such of the Pledged Collateral to be released as may then be in the possession of Secured Party, on the order of and at the expense of Debtor, and proper instruments (including Uniform Commercial Code termination statements on Form UCC-3) acknowledging the termination of this Agreement or the release of such Pledged Collateral, as the case may be.

           SECTION 17. DEFINITIONS. The following terms shall have the following meanings. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.

                     "CONTRACTS" shall mean, all right, title and interest of Debtor in, to and under, or derived from, any and all sale, service, performance and equipment lease contracts (whether written or oral), and any other contract (whether written or oral), between Debtor and third parties.

                     "EQUIPMENT" shall mean all equipment, wherever located, including, without limitation, all machinery, equipment, office machinery, furniture, and all other equipment of every kind and nature, wherever situated, and owned by Debtor or in which Debtor may have any interest (to the extent of such interest), all modifications, alterations, repairs, substitutions, additions and accessions thereto, all replacements and all parts therefor, and together with all substitutes for any of the foregoing.

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

                     "INSTRUMENT" shall have the meaning assigned to that term under the Uniform Commercial Code.

                     "INSURANCE POLICIES" shall mean all insurance policies held by Debtor or naming Debtor as insured, additional insured or loss payee (including, without limitation, casualty insurance, liability insurance, property insurance and business interruption insurance) and all such insurance policies entered into after the date hereof.

                     "INTANGIBLES" shall mean all manuals, blueprints, know-how, warranties and records in connection with the Equipment; all documents of title or documents representing the Inventory and all records, files and writings with respect thereto; any and all other rights, claims and causes of action of Debtor against any other Person and the benefits of any and all collateral or other security given by any other Person in connection therewith; all information, customer lists, identification of suppliers, data, plans, blueprints, specification designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs, and the like pertaining to operations by Debtor; all information relating to sales of products now or hereafter manufactured, distributed or franchised by Debtor; all accounting information pertaining to Debtor's operations of any of the Equipment, Inventory, Receivables or Intangibles and all media in which or on which any of the information or knowledge or data or records relating to such operations or any of the Equipment, Inventory, Receivables or Intangibles may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by Debtor pertaining to operations now or hereafter conducted by Debtor; all causes of action, claims and warranties now or hereafter owned or acquired by Debtor; all patents issued and assigned to or applications made by Debtor; all trademarks (including service marks), federal and state trademark registrations and applications made by Debtor, common law trademarks and trade names owned by or assigned to Debtor and all registrations and applications for the foregoing; all copyrights, whether statutory or common law, owned by or assigned to Debtor; the entire goodwill of Debtor's business and other general intangibles (including know-how, trade secrets, customer lists, proprietary information, inventions, methods, procedures and formulas) connected with the use and symbolized by the trademarks of Debtor; and any other property consisting of a general intangible under the Uniform Commercial Code in effect in any jurisdiction where Debtor maintains its records relating to such property.

                     "INVENTORY" shall mean, inclusively, all inventory of Debtor, wherever located, and whether now existing or hereafter acquired, including, without limitation, all raw materials, work in process, goods (as defined under the Uniform Commercial Code), materials and supplies of any kind or nature.

                     "INVESTMENT PROPERTY" shall mean all of the Debtor's financial assets, securities (whether certificated or uncertificated), security entitlements, security accounts, commodity contracts and commodity accounts.

                     "LICENSES" shall mean all of Debtor's license agreements and covenants not to sue with any other Person with respect to a patent, trademark, service mark or copyright, whether Debtor is a licensor or licensee under any such license agreement, along with any and all (I) renewals, extensions, supplements and continuations thereof, (II) income, royalties, damages, claims and payments now and hereafter due and/or payable to Debtor with respect thereto, including, without limitation, damages and payments for past, present or future infringements thereof, (III) rights to sue for past, present and future infringements thereof and (IV) any other rights to use, exploit or practice any patent, trademark, service mark or copyright of Debtor.

                     "LIEN" shall mean any mortgage, pledge, assignment, security interest, encumbrance, lien or charge of any kind, any conditional sale or other title retention agreement or any lease in the nature thereof (including any agreement to give any of the foregoing).

                     "MATERIALLY ADVERSE EFFECT" shall mean, (I) with respect to the Debtor, any materially adverse change with respect to the business, franchises, results of operations, assets, liabilities (contingent or otherwise), condition (financial or otherwise) or prospects of the Debtor, or (II) any fact or circumstance (whether or not the result thereof would be covered by insurance) as to which, singly or in the aggregate, there is a reasonable likelihood of (X) a materially adverse change described in clause (i) with respect to the Debtor, (Y) the inability of the Debtor to perform in any material respect its Secured Obligations hereunder or under the Note or the inability of the Secured Party to enforce in any material respect its rights hereunder or under the Note or the Secured Obligations (including realizing on the Pledged Collateral), or (Z) materially adverse effect on the legality, validity or enforceability of this Agreement or the Note.

                     "PERSON" shall mean and include any individual, partnership, joint venture, firm, corporation, association, trust or other enterprise or any body politic.

                     "PROCEEDS" shall have the meaning assigned to that term under the Uniform Commercial Code or under other relevant law and, in any event, shall include, without limitation, any and all (I) proceeds of any insurance (except payments made to a Person which is not a party to this Agreement), indemnity, warranty or guaranty payable to Secured Party or to Debtor from time to time with respect to any of the Pledged Collateral, (II) payments (in any form whatsoever) made or due and payable to Debtor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Collateral by any governmental authority (or any person acting on behalf of a governmental authority), (III) instruments representing obligations to pay amounts in respect of Equipment, Intangibles, Inventory, or Receivables, (IV) products of the Pledged Collateral, and (V) other amounts from time to time paid or payable under or in connection with any of the Pledged Collateral.

                     "RECEIVABLES" shall mean all of Debtor's rights to payment for goods sold or leased or services performed by Debtor or any other party, whether now in existence or arising from time to time hereafter, including, without limitation, rights evidenced by an account, note, contract, security agreement, chattel paper, or other evidence of indebtedness or security together with (I) all security pledged, assigned, hypothecated or granted to or held by Debtor to secure the foregoing, (II) general intangibles arising out of Debtor's rights in any goods, the sale of which gave rise thereto, (III) all guarantees, endorsements and indemnifications on, or of, any of the foregoing, (IV) all powers of attorney for the execution of any evidence of indebtedness or security or other writing in connection therewith, and (V) all evidences of the filing of financing statements and other statements and the registration of other instruments in connection therewith and amendments thereto, notices to other creditors or secured parties, and certificates from filing or other registration officers.

           SECTION 18. NOTICES. Unless otherwise provided herein or in the Note, any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telecopied, telexed or sent by United States mail, to Debtor or Secured Party, as the case may be, addressed to it at the respective address set forth in the Note, or at such other address as shall be designated by Debtor or Secured Party, as the case may be, in a written notice to the other party complying as to delivery with the terms of this
Section 18. All such notices and other communications shall be deemed to have been given when delivered in person, or received by telecopy or telex; or four business days after deposit in the United States mail, registered or certified, with postage prepaid and properly addressed; PROVIDED, that notices to Secured Party shall not be effective until received by Secured Party.

           SECTION 19. CONTINUING SECURITY INTEREST; ASSIGNMENT. This Agreement shall create a continuing security interest in the Pledged Collateral and shall
(I) remain in full force and effect until the undefeasible payment in full in cash of all Secured Obligations, (II) be binding upon the Debtor, its successors and assigns, and (III) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns; no other Persons (including, without limitation, any other creditor of the Debtor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (iii), the Secured Party may assign or otherwise transfer any indebtedness held by it and secured by this Agreement to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Note.

           SECTION 20. GOVERNING LAW; TERMS. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to principles of conflicts of laws.

           SECTION 21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. All judicial proceedings brought against Debtor with respect to this Agreement may be brought in any state or federal court of competent jurisdiction in the Commonwealth of Massachusetts and by execution and delivery of this Agreement, Debtor accepts for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Agreement. Debtor hereby irrevocably waives any objection, including, without limitation, any objection to the laying of venue or based on the grounds of FORUM NON CONVENIENS, which it may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Secured Party to bring proceedings against Debtor in the courts of any other jurisdiction.

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

           SECTION 22. WAIVER OF JURY TRIAL. DEBTOR HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING TO WHICH IT IS A PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

           SECTION 23. SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

           SECTION 24. EXECUTION IN COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereby may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

           SECTION 25. HEADINGS. The Section headings used in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

















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

           INTENDED TO TAKE EFFECT AS AN INSTRUMENT UNDER SEAL AS OF THE DATE FIRST WRITTEN ABOVE.

                                     Debtor:

                                     LOCATEPLUS HOLDINGS CORPORATION



                                     By: ___________________________
                                         Jon R. Latorella, President


Secured Party:

GEMSTONE INVESTMENT COMPANY, INC.



By: ___________________________
















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